Exhibit 10.1

SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 29th day of July, 2011, by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the INITIAL GUARANTORS identified in the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and all of the LENDERS, as defined in the Credit Agreement (the “Lenders”).

R E C I T A L S:

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into a certain Amended and Restated Credit Agreement dated as of September 20, 2010, as amended by the First Amendment to Credit Agreement dated as of June 28, 2011 (as amended, the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower has included certain Debt Securities with Investment Grade Ratings issued by Governmental Authorities as Eligible Debt Securities in the Borrowing Base, as reflected in the Borrowing Base Certification Reports delivered to the Administrative Agent.  The Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement to amend the definition of Eligible Debt Security to include such Debt Securities and waive any Defaults or Events of Default resulting from their inclusion prior to the date hereof.

The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to amend the Credit Agreement and waive the defaults described in this Amendment upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01.  Amendment to Section 1.01.  Clause (x)(B) of the definition of “Eligible Debt Security” set forth in Section 1.01 of the Credit Agreement is amended and restated as follows:

(x)(B) a Governmental Authority (except in the case of a Debt Security, with an Investment Grade Rating, issued by the United States of America or any state or municipality or other political subdivision of the United States of America)

SECTION 3.  Waiver of Default.  The Lenders hereby waive any Defaults or Events of Default by the Borrower as a result of (a) the inclusion of any Debt Security as an Eligible Debt Security in the Borrowing Base that would only be permitted to be included in the Borrowing Base after the Second Amendment Effective Date, and (b) any Revolver Advances made or outstanding as a result of such inclusion in the Borrowing Base.  The waiver contained in this paragraph shall apply only to any Defaults or Events of Default described in this section and shall not be nor be deemed to be a waiver of any other provision of the Credit Agreement or extend to any other Defaults or Events of Default.

SECTION 4. Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a)           The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)            duly executed counterparts of this Amendment signed by the Borrower and the Guarantors; and

(ii)           such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b)           The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

SECTION 5.  No Other Amendment.  Except for the amendment and waiver set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended or waived.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the terms of the Credit Agreement, as amended and waived hereby, and the other Loan Documents are in full force and effect.

SECTION 6.  Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)           Other than as set forth in, and waived pursuant to, Section 3 of this Amendment, no Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from this Amendment.

(b)           The Borrower and the Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c)           This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with its terms.

(d)           The execution and delivery of this Amendment and the performance by the Borrower and the Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 7.  Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 8.  Amendment.  This Amendment may not be amended or modified without the written consent of the Lenders.

SECTION 9.  Effective Date.  The date on which the conditions set forth in this Amendment have been satisfied shall be the “Second Amendment Effective Date” of this Amendment.

SECTION 10.  Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 11.  Consent by Guarantors.  The Guarantors consent to the foregoing amendments and waiver.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended and waived, said Credit Agreement, as hereby amended and waived, being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Notes and the Loans made under the Credit Agreement as hereby amended and waived.  The Guarantors hereby expressly agree that the terms of the Credit Agreement, as hereby amended and waived, are in full force and effect.

SECTION 12.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.  Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER

MAIN STREET CAPITAL CORPORATION

By:	/s/ Todd A. Reppert
Name: Todd A. Reppert
Title: President and Chief Financial Officer

INITIAL GUARANTOR

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Rodger Stout
Name: Rodger Stout
Title: Chief Financial & Administrative Officer

INITIAL GUARANTOR

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Rodger Stout
Name: Rodger Stout
Title: Vice President, Treasurer and Assistant Secretary

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COMMITMENTS:	ADMINISTRATIVE AGENT AND LENDER

Revolver Commitment:	BRANCH BANKING AND TRUST COMPANY
$37,500,000
Percentage Interest:
24.1936%	By:	/s/ Michael Skorich
Name: Michael Skorich
Title: Senior Vice President

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LENDER

Revolver Commitment:	REGIONS BANK
$30,000,000
Percentage Interest:
19.3549%	By:	/s/ William Bobbora
Name: William Bobbora
Title: Vice President

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LENDER

Revolver Commitment:	CAPITAL ONE, N.A.
$25,000,000
Percentage Interest:
16.1290%	By:	/s/ Don Backer
	Name:	Don Backer
	Title:	Senior Vice President,
Commercial Banking - Houston

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LENDER

Revolver Commitment:	COMPASS BANK
$22,500,000
Percentage Interest:
14.5161%	By:	/s/ David Moriniere
Name: David Moriniere
Title: Senior Vice President

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LENDER

Revolver Commitment:	TEXAS CAPITAL BANK
$20,000,000
Percentage Interest:
12.9032%	By:	/s/ Eric Luttrell
Name: Eric Luttrell
Title: Senior Vice President

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LENDER

Revolver Commitment:	THE FROST NATIONAL BANK
$20,000,000
Percentage Interest:
12.9032%	By:	/s/ Larry C. Stephens
Name: Larry C. Stephens
Title: Vice President

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